                                                                    EXHIBIT 10.2


                     ASSIGNMENT OF NOTE, DOCUMENTS AND LIENS



         This ASSIGNMENT OF NOTE, DOCUMENTS AND LIENS (herein called this "Assignment") is executed to be effective July 14, 2000 by THE CHASE MANHATTAN BANK, acting in its capacity as Administrative Agent pursuant to the Loan Agreement (defined below) and in its individual capacity as the sole Bank under such Loan Agreement (in its capacity as Administrative Agent and in its individual capacity collectively, "Assignor"), INTERMOUNTAIN INDUSTRIES, INC., an Idaho corporation ("Assignee"), and PETROGLYPH ENERGY, INC., a Delaware corporation ("Borrower");


                                    RECITALS

         WHEREAS, Assignor and Borrower are parties to that certain Second Amended and Restated Loan Agreement dated as of September 30, 1998 (as amended through the date hereof, the "Loan Agreement"), pursuant to which Assignor made and maintains certain loans to the Borrower which loans are evidenced by a promissory note from the Borrower to Assignor in the principal amount of $50,000,000 dated September 30, 1998 and payable to the order of Assignor (the "Note"); and

         WHEREAS, as security for the payment of the Note and the performance of all other obligations of the Borrower under the Loan Agreement, the Borrower executed and delivered to Assignor certain mortgages, deeds of trust, pledge agreements, security agreements, financing statements and other documents, including, without limitation, all such documents identified on Schedule 1 attached hereto (collectively, the "Security Documents"); and

         WHEREAS, Assignor desires to assign to Assignee all right, title and interest as Assignor in and to the Credit Agreement, the Note, the Security Documents, the Warrants and the Warrant Related Documents (each as defined in the Loan Agreement), and all other Loan Documents (as defined in the Credit Agreement) (collectively, the "Loan Papers") including, without limitation, (a) all rights of Assignor to receive payment and performance of the obligations of the Borrower under the Loan Papers (the "Obligations"), and (b) all liens, security interests, pledges and hypothecations arising under the Security Documents (collectively, the "Liens"); and

         WHEREAS, Assignee agrees to assume all obligations of Assignor under the Loan Papers, including any and all obligations of Assignor to fund loans thereunder; and

         WHEREAS, Assignor desires to grant, transfer, assign and convey to Assignee all right, title and interests of Assignor in and to the Loan Papers, the Obligations and the Liens (collectively, the "Assigned Rights"); and

         WHEREAS, Borrower desires to (a) acknowledge and consent to the assignment by Assignor and the acquisition by Assignee of the Assigned Rights, and (b) release Assignor from all of its obligations under the Loan Papers.

         NOW THEREFORE, in consideration of the premises and for the other good and valuable consideration; the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignor does hereby GRANT, BARGAIN, SELL, TRANSFER, CONVEY, ASSIGN, SET OVER AND DELIVER unto Assignee, without recourse or warranty of any nature, express or implied all of Assignor's right, title and interest in and to the Assigned Rights; provided, that Assignor is not assigning to Assignee, and Assignor is hereby expressly reserving to Assignor (and the "Assigned Rights" shall not include) any and all rights and benefits accruing to Assignor or any related persons or parties in connection with any indemnity and reimbursement obligations owed by the Borrower under the Loan Papers.

         TO HAVE AND TO HOLD the Assigned Interests unto the Assignee, its successors and assigns, forever.

         2. Without limiting any disclaimer contained in paragraph 1 above and except as expressly set forth in paragraph 2 hereof, Assignee hereby acknowledges that the Assigned Rights are being transferred and assigned to Assignee pursuant hereto AS IS, and WITHOUT RECOURSE AND WITHOUT ANY WARRANTY OR REPRESENTATION OF ANY NATURE WHATSOEVER, EXPRESS OR IMPLIED, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED, including, without limitation, any representation or warranty (a) as to the validity, enforceability or sufficiency of the Loan Papers, (b) as to the creation, attachment, perfection, or priority of any lien, pledge, security interest, assignment, hypothecation, or other security device purported to be created or evidenced by any of the Security Documents, and (c) as to the assets, liabilities, financial condition, results of operations, operations, or prospects of the Borrower or any parent, subsidiary or affiliate thereof. Notwithstanding the foregoing, Assignor represents and warrants to Assignee that (y) Assignor is the owner and holder of the Assigned Rights being transferred by it hereunder, and (z) Assignor has not previously assigned such Assigned Rights to any third party.

         3. Simultaneously with its execution hereof, Assignor shall deliver its Note, duly endorsed pursuant to an allonge endorsement, "Pay to the order of Intermountain Industries, Inc. without recourse and without representation or warranty, expressed or implied". Assignor agrees to promptly, upon reasonable request, execute and deliver all such other documents and take such other actions as may be reasonably necessary to fully effectuate the intent and provisions of this Assignment; provided, that Assignor shall not be required to incur any expense or liability in connection therewith.

         4. Assignee hereby assumes and agrees to pay and perform when due each and every obligation of Assignor arising under or pursuant to the Loan Papers on or after the date hereof. Assignee further agrees to indemnify Assignee and Assignor's officers, directors, shareholders, employees, agents and representatives for any loss, cost, damage, expense (including, without limitation, reasonable attorneys fees (including attorneys fees incurred in connection with any investigation of alleged or potential claims whether or not any claim is actually asserted or any lawsuit or other proceeding is ever commenced)) which in any way arise out of or relate to the Assignee's ownership, administration, enforcement or collection of any of the Assigned Rights.

         5. To induce Assignor to sell, and Assignee to purchase, the Assigned Rights, at the special insistence and request of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby releases, discharges and acquits forever the Assignor and its officers, directors, shareholders, employees, agents and representatives (in each case, past, present or future) from any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys' fees and disbursements and amounts paid in settlement) of any kind and character whatsoever which have accrued as of the date hereof, including existing obligations under the Loan Papers, claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether arising out of written documents, underwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise, with respect to the Loan Papers and the transactions arising or contemplated thereunder; provided, however, Borrower further releases, discharges and acquits forever the Assignor and its officers, directors, shareholders, employees, agents and representatives (in each case, past, present or future) from any and all future claims and obligations under the Loan Papers.

         6. Assignor acknowledges that Borrower and Assignee have paid all costs and expenses of Assignor, including, without limitation, the reasonable fees and expenses of counsel to Assignor, incurred in connection with the preparation and negotiation of this Assignment and the consummation of the transactions contemplated hereby.

         7. This Assignment shall be binding upon Assignor, Borrower and Assignee and their respective successors and assigns.

         8. Exhibit A and Schedule 1 hereto are hereby incorporated in this Assignment by reference and constitute a part of this Assignment.

         9. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, except to the extent necessarily governed by the laws of other states in which any property subject to the liens and security interests created or evidenced by the Security Documents is located.

         10. This Assignment may be executed in several counterparts all of which are identical. It is not necessary that all signatures appear on the same counterpart. This Assignment will be effective when counterparts hereof have been executed and delivered by Assignor, Assignee and Borrower. All of such counterparts together constitute one and the same instrument.

         11. To the extent the laws or other requirements of any state or jurisdiction in which this Assignment is to be filed require that a legal description of the real property within that jurisdiction covered by the Security Documents be attached to this Assignment, such legal description is attached hereto as Exhibit A.

         12. THIS ASSIGNMENT EMBODIES THE ENTIRE AGREEMENT AMONG ASSIGNOR, ASSIGNEE AND BORROWER, SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES, WHETHER ORAL OR WRITTEN, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED JOINTLY BY AN AUTHORIZED

OFFICER OF THE ASSIGNOR, ASSIGNEE AND BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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


         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers effective as of the date first set forth above.

ASSIGNOR:                        THE CHASE MANHATTAN BANK, individually
                                 and as Administrative Agent pursuant to the Loan Agreement

WITNESS:
                                 By: /s/ STEVEN WOOD
                                    -------------------------------------------
/s/ MARGUERITE REPICHUSI         Name: Steven Wood
------------------------              -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------

The address of Assignor is:
The Chase Manhattan Bank
One Chase Manhattan Plaza, Eighth Floor
New York, New York 10081
Attn: Lynette Lang
Fax: 212- 552-5777


THE STATE OF NEW YORK          }
            -------------------
                               }
COUNTY OF QUEENS               }
         ----------------------

         This instrument was acknowledged before me on July 14, 2000, by Steven Wood, Vice President of The Chase Manhattan Bank, a national banking associate, on behalf of said banking association.

                                 /s/ RENEE R. GOLDSTEIN
                                 ----------------------------------------------
                                 Notary Public, State of New York



THE STATE OF NEW YORK          }
            -------------------
                               }
COUNTY OF QUEENS               }
         ----------------------

         On this the 14 day of July, 2000, before me, Steven Wood, the undersigned officer, personally appeared _______________________, who acknowledged himself to be the ________________________ of The Chase Manhattan Bank, a national banking associate, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the bank by himself as
_______________________.

In witness whereof I hereunto set my hand and official seal.

                                 /s/ RENEE R. GOLDSTEIN
                                 ----------------------------------------------
         [Notary Stamp]          Notary Public, State of New York




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



ASSIGNEE:                        INTERMOUNTAIN INDUSTRIES, INC.


WITNESS:
                                 By: /s/ JEFFREY K. LEBENS
                                    -------------------------------------------
/s/ SCOTT MADISON                Name: Jeffrey K. Lebens
-----------------------               -----------------------------------------
Name:  Scott Madison            Title: Vice President, CFO & Treasurer
       --------------                  ----------------------------------------

The address of Assignee is:
P.O. Box 7608
------------------------
BOISE, ID 83707
------------------------
------------------------


THE STATE OF IDAHO             }
            -------------------
                               }
COUNTY OF  ADA                 }
         ----------------------

         This instrument was acknowledged before me on July 14th, 2000, by Jeffrey K. Lebens, Vice President/Chief Financial Officer of Intermountain Industries, Inc., on behalf of said company.


                                /s/ LORI CASADY
                                -----------------------------------------------
                                Notary Public, State of IDAHO


THE STATE OF  IDAHO            }
            -------------------
                               }
COUNTY OF  ADA                 }
         ----------------------

         On this the 14th day of July, 2000, before me,Lori Casady, the undersigned officer, personally appeared Jeffrey K. Lebens, who acknowledged herself/himself to be the Vice President/Chief Financial Officer of Intermountain Industries, Inc., and that she/he, as such Vice President/Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by herself/himself as Vice President/Chief Financial Officer.

In witness whereof I hereunto set my hand and official seal.

                                /s/ LORI CASADY
                                -----------------------------------------------
         [Notary Stamp]         Notary Public, State of IDAHO

                                 PETROGLYPH ENERGY, INC.

WITNESS:

                                 By: /s/ S. KEN SMITH
                                     ------------------------------------------
/s/ DONNETA L. THODE                     S. Ken Smith
-----------------------                  Executive Vice President
Name:                                    Chief Financial Officer
     ------------------

The address of Petroglyph Energy, Inc. is:
Petroglyph Energy, Inc.
6209 North Highway 61
Hutchinson, Kansas 67502
Attn: Robert C. Murdock
Fax: 316-665-8500


THE STATE OF KANSAS    }
                       }
COUNTY OF RENO         }

         This instrument was acknowledged before me on July 14, 2000, by S. Ken Smith, Executive Vice President and Chief Financial Officer of Petroglyph Energy, Inc., a Delaware corporation, on behalf of said corporation.

                                 /s/ JUDY GATES
                                 ----------------------------------------------
                                 Notary Public, State of Kansas


THE STATE OF KANSAS    }
                       }
COUNTY OF RENO         }

         On this the 14th day of July, 2000, before me, Judy Gates, the undersigned officer, personally appeared S. Ken Smith, who acknowledged himself to be the Executive Vice President and Chief Financial Officer of Petroglyph Energy, Inc., a Delaware corporation, and that he, as such Vice President and Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Executive Vice President and Chief Financial Officer.

In witness whereof I hereunto set my hand and official seal.

                                 /s/ JUDY GATES
                                 ----------------------------------------------
                                 Notary Public, State of Kansas

         [Notary Stamp]



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